Statement of Additional Information (SAI) Supplement – July 18, 2014

For the SAI dated May 1, 2014 for the following fund:

    Tri-Continental Corporation (the Corporation)

Effective July 18, 2014 (the Effective Date), Oliver Buckley will no longer be managing the Corporation due to his retirement from Columbia Management Investment Advisers, LLC, the Corporation’s investment manager. On the Effective Date, all references to Mr. Buckley contained in the Corporation’s SAI are deleted.

Shareholders should retain this supplement for future reference.

SAI920_12_002_(07/14)